BLACKROCK FUNDS VI

BlackRock Advantage CoreAlpha Bond Fund

(the “Fund”)

Supplement dated March 10, 2022 to the

Summary Prospectuses and Prospectuses of the Fund,

each dated April 30, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Advantage CoreAlpha Bond Fund — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Advantage CoreAlpha Bond Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Master Portfolio Since	Title
Scott Radell	2007*	Managing Director of BlackRock, Inc.
Jeffrey Rosenberg, CFA	2019	Managing Director of BlackRock, Inc.
Jasmita Mohan	2022	Director of BlackRock, Inc.

*	Includes management of the Predecessor Master Portfolio.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND/MASTER PORTFOLIO
The Master Portfolio is managed by a team of financial professionals. Scott Radell, Jeffrey Rosenberg, CFA and Jasmita Mohan are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio. Please see “Management of the Fund — Portfolio Managers” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Master Portfolio is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI. The Master Portfolio is managed by a team of financial professionals. Scott Radell, Jeffrey Rosenberg, CFA and Jasmita Mohan are jointly and primarily responsible for the day-to-day management of the Master Portfolio.

Name	Primary Role	Since	Title and Recent Biography
Scott Radell	Jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2007*	Senior Portfolio Manager and Managing Director of BlackRock, Inc. since 2009; Head of San Francisco Fixed Income Core PM within BlackRock’s Systematic Fixed Income Portfolio Management Group from 2009 to 2020; Portfolio Manager of Barclays Global Investors from 2003 to 2009.
Jeffrey Rosenberg, CFA	Jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2019	Managing Director of BlackRock, Inc. since 2011; Chief Fixed Income Strategist and member of the BlackRock Investment Institute since 2016; Chief Investment Strategist for Fundamental Fixed Income at BlackRock since 2011; Chief Credit Strategist at Bank of America Merrill Lynch from 2002 to 2011.
Jasmita Mohan	Jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2022	Director of BlackRock, Inc. since 2019; Portfolio Manager within BlackRock’s Systematic Fixed Income Portfolio Management Group since 2014.

*	Includes management of the Predecessor Master Portfolio (as defined below).

Shareholders should retain this Supplement for future reference.

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